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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)    August 17, 2005

                           THE BOMBAY COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)



                                  Delaware
                 (State or Other Jurisdiction of Incorporation)

                   1-7832                               75-147522
       (Commission File Number)        (I.R.S. Employer Identification No.)

         550 Bailey Avenue, Fort Worth, Texas           76107
        (Address of Principal Executive Offices)      (Zip Code)

                                (817) 347-8200
          Registrant's Telephone Number, Including Area Code

_______________________________________________________________________________
           (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

   On August 17, 2005, The Bombay Company, Inc. (the "Company") issued a press release reporting its financial results for the second fiscal quarter and six months ended July 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are provided under Item 9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


 Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

   (c)Exhibits

   Exhibit No.                                 Description

     99 Press release dated August 17, 2005 containing the financial results for the second fiscal quarter and six months ended July 30, 2005.






                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)



Date: August 18, 2005                    /S/ ELAINE D. CROWLEY
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer



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